SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2003


           BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-2
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                                                33-0811882
                                                                33-0811885
     New York                       333-34225-06                33-0811888
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(State or other               (Commission File No.)         (I.R.S. Employer
  jurisdiction of                                          Identification No.)
  organization)



           c/o Deutsche Bank National Trust Company
           1761 East St. Andrew Place
           Santa Ana, CA                                       92705-4934
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           (Address of principal executive offices)            (Zip Code)

Registrant's Telephone Number, including area code: (714) 247-6271


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-2

On July 25, 2003, Deutsche Bank National Trust Company, as Trustee for BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-2, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 1998, among Bank of America Mortgage Securities, Inc. (formerly BA Mortgage Securities, Inc.) as the Depositor (the "Depositor"), Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association and successor to Bank of America, FSB) as Master Servicer (the "Master Servicer"), and Deutsche Bank National Trust Company (as successor to Bankers Trust Company of California, N.A.), as trustee (the "Trustee").


Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-2 relating to the distribution date of July 25, 2003 prepared by the Trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 28, 2003


                  BA MORTGAGE SECURITIES INC MORT PASS THR CERT SERIES 1998-2

                          By: /s/ Judy Lowman
                              ----------------------------------------------
                              Name: Judy Lowman
                                    Vice President
                                    Bank of America Mortgage Securities, Inc.,
                                    as Depositor



                                 EXHIBIT INDEX



Exhibit


99                  Monthly Distribution Date Statement dated July 25, 2003